                                                                    EXHIBIT 10.2


                               EXCHANGE AGREEMENT

                                     BY AND

                                      AMONG

                            THE CONCOURS GROUP, INC.,
                             A DELAWARE CORPORATION

                                       AND

                          THE SHAREHOLDERS OF CEPRO AB
                               LISTED ON EXHIBIT A








                          DATED AS OF FEBRUARY 29, 2000

                                TABLE OF CONTENTS

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                                                                                Page
                                                                                ----
EXCHANGE AGREEMENT................................................................1
RECITALS..........................................................................1
AGREEMENT.........................................................................1
ARTICLE 1.........................................................................1
EXCHANGE OF SHARES................................................................1
    1.1  Exchange of Shares.......................................................1
    1.2  The Closing..............................................................2
ARTICLE 2.........................................................................2
REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS........................2
    2.1  Authorization of Transaction.............................................2
    2.2  Noncontravention.........................................................2
    2.3  Registration and Valid Existence.........................................3
    2.4  Subsidiaries.............................................................3
    2.5  Power and Authority......................................................3
    2.6  Cepro's Capitalization...................................................3
    2.7  Registration Rights......................................................4
    2.8  Cepro KB.................................................................4
    2.9  Financial Statements.....................................................4
    2.10    No Undisclosed Liabilities............................................4
    2.11    Cepro Executive Systems AB............................................5
    2.12    Intangible Property...................................................5
    2.13    Title to Properties and Assets........................................5
    2.14    Taxes.................................................................5
    2.15    Material Contracts and Commitments....................................5
    2.16    Compliance with Other Instruments.....................................6
    2.17    Litigation............................................................6
    2.18    Permits, Licenses and Laws............................................6
    2.19    Consents..............................................................6
    2.20    Employee Matters......................................................6
    2.21    Brokers' Fees.........................................................7
    2.22    Affiliate Transactions................................................7
    2.23    Adverse Changes.......................................................7
    2.24    Access to Data........................................................8
    2.25    Cepro Consultants.....................................................8
    2.26    Information Supplied to Concours......................................8
    2.27    Brokers' Fees.........................................................8
    2.28    Shares................................................................8
    2.29    Unregistered Securities...............................................8
    2.30    Legends...............................................................8
    2.31    Disposition of Shares.................................................9
    2.32    Joinder of Transferees of the Shares..................................9
    2.33    Representations and Warranties of Concours...........................10
    2.34    Net Worth of Cepro...................................................10
    2.35    Performance..........................................................10
ARTICLE 3........................................................................10
REPRESENTATIONS AND WARRANTIES OF CONCOURS.......................................10
    3.1  Authorization; Power....................................................10
    3.2  Organization and Good Standing..........................................10



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

    3.3  Concours' Capitalization................................................11
    3.4  Registration Rights.....................................................11
    3.5  Unregistered Securities.................................................11
    3.6  Accredited Investor Status..............................................11
    3.7  Brokerage...............................................................11
    3.8  Consents................................................................11
    3.9  Financial Statements....................................................11
    3.10    Adverse Changes......................................................12
    3.11    Information Supplied to Cepro........................................13
    3.12    Representations and Warranties of the Selling Shareholders...........13
ARTICLE 4........................................................................13
AFFIRMATIVE COVENANTS OF THE SELLING SHAREHOLDERS................................13
    4.1  Preparation of Net Worth Balance Sheets.................................13
    4.2  Termination of Prior Agreements and Rights..............................13
    4.3  Fulfillment of Other Obligations........................................13
ARTICLE 5........................................................................13
AFFIRMATIVE COVENANTS OF CONCOURS................................................13
    5.1  Concours Board of Directors Meetings....................................13
    5.2  Registration Rights.....................................................14
    5.3  Stock option program....................................................14
    5.4  SPP Distribution........................................................14
    5.5  Discharge of Liability..................................................14
ARTICLE 6........................................................................14
CLOSING DELIVERIES...............................................................14
    6.1  Closing Deliveries of Selling Shareholders..............................14
    6.2  Closing Deliveries of Concours..........................................15
ARTICLE 7........................................................................15
INDEMNIFICATION..................................................................15
    7.1  Survival; Indemnity.....................................................15
    7.2  Indemnification by the Selling Shareholders.............................16
    7.3  Indemnification by Concours.............................................17
ARTICLE 8........................................................................18
MISCELLANEOUS....................................................................18
    8.1  Incorporation by Reference..............................................18
    8.2  No Third Party Beneficiaries............................................18
    8.3  Entire Agreement; Amendments and Waivers................................18
    8.4  Dispute Resolution......................................................18
    8.5  Notices.................................................................19
    8.6  Construction............................................................19
    8.7  Severability............................................................19
    8.8  Attorneys' Fees.........................................................20
    8.9  Counterparts............................................................20
EXHIBIT A
SELLING SHAREHOLDERS

                               EXCHANGE AGREEMENT

         This Exchange Agreement (this "AGREEMENT") is made as of the close of Concours' business on February 29, 2000, by and among The Concours Group, Inc. ("CONCOURS"), a Delaware corporation, and the shareholders of Cepro AB ("CEPRO"), a Swedish private company, listed on Exhibit A hereto (the "SELLING SHAREHOLDERS").

                                    RECITALS

         Concours desires to purchase all of the outstanding shares of capital stock of Cepro (the "CEPRO SHARES") and the Selling Shareholders desire to acquire 1,221,000 shares of Concours common stock, par value of $0.01 per share (the "CONCOURS SHARES"), for the consideration and on the terms set forth in this Agreement.

         The valuation of Cepro is premised upon the existence of a customer base and service capabilities.

         The value of Cepro decreases to the extent human capital diminishes.

         The parties have negotiated in good faith to reach agreement on the valuation of Cepro.

         Concours and the Selling Shareholders desire to set forth certain agreements and certain terms and conditions regarding the transactions referenced above and elsewhere in this Agreement (the "TRANSACTIONS").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants stated herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:


                                   ARTICLE 1
                               EXCHANGE OF SHARES

     1.1 EXCHANGE OF SHARES. In reliance upon the representations and warranties set forth herein and the other terms and provisions of this Agreement, Concours agrees to acquire, and the Selling Shareholders agree to deliver to Concours, one-hundred percent of the issued and outstanding Cepro Shares, in exchange for which the Selling Shareholders will receive an aggregate of 1,221,000 Concours Shares of which 235,000 shall be placed in escrow (the "Escrowed Shares"), with Concours or one of its affiliates as escrow agent, to secure the indemnification obligations of the Selling Shareholders under this Agreement. The term "Selling Shareholders" includes the management consultants employed by Cepro,




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

regardless of whether such management consultants are employed directly or through entities held by such management consultants (the "CEPRO CONSULTANTS"). The term "Cepro Consultants" includes the executive management team of Cepro. The Selling Shareholders acknowledge that the acquisition of Cepro Shares by Concours from the Selling Shareholders is being made in reliance on the representations and warranties, covenants and agreements set forth in this Agreement, all of which are a material inducement to the acquisition of the Cepro Shares by Concours and Concours is entitled to rely thereon with respect to its acquisition of the Cepro Shares. At the Closing, (i) Concours is issuing a total of 1,221,000 Concours Shares in the names of the Selling Shareholders in exchange for the Cepro Shares; (ii) the Selling Shareholders are delivering stock certificates for a total of 5,750 Cepro Shares endorsed in blank or to the order of Concours, effecting the transfer to Concours of all of the Cepro Shares to and in the name of Concours, representing all of the equity interest in Cepro. Each Selling Shareholder is receiving that number of Concours Shares that bears the same ratio to all of the Concours Shares as the number of such Selling Shareholder's Cepro Shares bears to all of the outstanding Cepro Shares; provided, however, that Concours shall not issue any fractional shares. In each case in which the calculation of Concours Shares to which a Selling Shareholder would be entitled under this Section 1.1 would result in a Selling Shareholder having the right to a fractional Concours Share, the fraction shall be rounded up or down to the nearest whole share as follows: If the fraction is .5 or greater the number shall be rounded up and if the fraction is less than .5 the fraction shall be rounded down.

     1.2 THE CLOSING. The closing of the transactions described in this Agreement (the CLOSING") is taking place in Stockholm at the Advocatfirman Delphi & Co. office located in Stockholm, Sweden on February 29, 2000, to be effective as of the close of Concours' business on February 29, 2000 or such other date as the parties mutually determine (the "CLOSING Date").


                                   ARTICLE 2
           REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS

         The Selling Shareholders represent and warrant to Concours that the following statements are correct and complete as of the Closing Date except as set forth in the schedules attached hereto.

     2.1 AUTHORIZATION OF TRANSACTION. Each Selling Shareholder has full power and authority to execute and deliver this Agreement, the Buy-Sell Agreement, the Noncompetition, Nonsolicitation and Nondisclosure Agreement, the Employment Agreement, the Voting Trust Agreement and the Power of Attorney in substantially the forms attached here to as Exhibits B, C, D, E and F respectively, previously reviewed by each such Selling Shareholder (collectively, the "ANCILLARY AGREEMENTS") and to transfer and deliver his or her Cepro Shares, and to perform his or her obligations under each of such agreements. This Agreement and the Ancillary Agreements constitute the legal, valid, and binding obligation of each Selling Shareholder, enforceable against each Selling Shareholder in accordance with their respective terms.

     2.2 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or the Ancillary Agreements, nor the consummation of the Transactions, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which a Selling




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Shareholder or Cepro is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which a Selling Shareholder or Cepro is a party or by which a Selling Shareholder or Cepro is bound.

     2.3 REGISTRATION AND VALID EXISTENCE. Cepro and each of its subsidiaries (the "CEPRO SUBSIDIARIES") is a private company or partnership, duly registered and validly existing under the laws of Sweden, each has all requisite power and authority to carry on the business in which it is now engaged (the "BUSINESS"), and is duly qualified in each jurisdiction in which the location or nature of its property or the character of the Business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on Cepro. The Selling Shareholders have furnished to Concours true, complete and accurate copies of the governance documents of Cepro and the Cepro Subsidiaries as presently in effect, and all minutes and consents of the directors and shareholders of Cepro since January 1997. Such minutes and consents reflect all transactions referred to therein accurately in all material respects and all matters required to be reflected therein. Cepro's articles of association, as amended, permit one director. Jan Roy is also appointed as the sole director of Cepro and each of the Cepro Subsidiaries. Hans Lindroth is appointed as the sole alternate member of the board of directors. Jan Roy has also been appointed as the sole managing director of Cepro and Hjarntrusten i Stockholm AB. Herein, unless expressly stated or the context requires otherwise, each representation and warranty made with respect to Cepro or the Cepro Capital Stock (as defined below) shall be deemed made equally but separately for each Subsidiary and the stock or other equity interests of such Subsidiary. Further, all information disclosed on any schedule has been separately identified with respect to Cepro or a Subsidiary with respect to which such information is disclosed, and grouped together with other information on such schedule disclosed with respect to Cepro or such Subsidiary.

     2.4 SUBSIDIARIES. Except as set forth in Schedule 2.4, Cepro does not presently own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into or exchangeable for capital stock or any other equity interest in any corporation, association or business entity. Except as set forth in Schedule 2.4, Cepro is not, directly or indirectly, a participant in any joint venture, partnership or other noncorporate entity. Cepro is the record and beneficial owner of 100% of the issued and outstanding capital stock or other equity interests of each Subsidiary. Each Subsidiary is duly registered and validly existing under the laws of each jurisdiction indicated in Schedule 2.4.

     2.5 POWER AND AUTHORITY. Cepro has the power and authority to own its properties and to carry on the Business as presently conducted and as proposed to be conducted.

     2.6 CEPRO'S CAPITALIZATION.

         (a) The Cepro Shares represent the only class of capital stock of Cepro (the "CEPRO CAPITAL STOCK"), and they have a par value of SEK 100 per share. Cepro has no other class or series of capital stock authorized. Immediately prior to the consummation of the transactions contemplated by this Agreement, Cepro has 5,750 shares of Cepro Capital Stock outstanding.




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         (b) All of the currently outstanding Cepro Shares have been duly and validly authorized and issued, are fully paid and non-assessable, were issued in compliance with all applicable Swedish securities laws and are owned by the persons identified on Exhibit A hereto, free and clear of all liens, claims or encumbrances.

         (c) The exchange of the Cepro Shares pursuant to the Transactions is not prohibited by any instrument, agreement, or otherwise.

         (d) There are no outstanding subscriptions, warrants, options, calls, commitments or other rights to purchase or acquire any capital stock of Cepro, or securities convertible into or exchangeable for any Cepro Capital Stock or any preemptive rights or rights of first refusal with respect to the issuance or sale of Cepro Capital Stock. At Closing, there are no restrictions on the transfer of Cepro Capital Stock other than those arising from Swedish securities laws. No Selling Shareholder has entered into any agreements with respect to the voting of Cepro Shares and the Transactions are not prohibited by any such agreements.

     2.7 REGISTRATION RIGHTS. Cepro has no contractual obligation to register under Swedish law any of its presently outstanding securities or any securities that it may hereafter issue.

     2.8 CEPRO KB. On or before the Closing Date, Cepro KB, a Swedish partnership of which Cepro held fifty-seven percent of the partnership interests will have been dissolved. All of the assets of Cepro KB remaining after discharging its liabilities will have been transferred to Cepro. All of the liabilities of Cepro KB of any nature, character or description, whether accrued, contingent, absolute, secured, unsecured or otherwise, will have been completely satisfied. In the event that any future possible tax liabilities regarding the status as former partners of Cepro KB arise or are discovered after the Closing Date, regardless of whether such liabilities are actually imposed upon Cepro or upon others, such liabilities shall be the obligation solely of the Selling Shareholders.

     2.9 FINANCIAL STATEMENTS. Schedule 2.9 attaches the audited financial statements of Cepro and its Subsidiaries and of Cepro KB (including balance sheet, income statement and statement of cash flows) together with the reports thereon of Cepro's independent certified public accountants for the years 1995 through 1999 (the "CEPRO FINANCIAL STATEMENTS"). The Cepro Financial Statements have been prepared in accordance with generally accepted Swedish accounting principles ("SWEDISH GAAP") applied on a consistent basis throughout the periods indicated. The Cepro Financial Statements fairly present the financial condition and operating results of Cepro, the Cepro Subsidiaries and Cepro KB as of the dates, and for the periods, indicated therein. Cepro maintains and will continue to maintain a standard system of accounting and internal controls established and administered in accordance with Swedish GAAP.

     2.10 NO UNDISCLOSED LIABILITIES. Schedule 2.10 sets forth an accurate list, as of December 31, 1999 ( the "BALANCE SHEET DATE") of (i) all liabilities, contingent, accrued or otherwise, of Cepro which are reflected in the December 31, 1999 balance sheet and (ii) any liabilities of any kind of Cepro which are not reflected in the December 31, 1999 balance sheet. Except as set forth in
Schedule 2.10, since December 31, 1999, Cepro has not incurred any liabilities of any kind, character or description, whether accrued, absolute, secured or unsecured, contingent or otherwise, other than liabilities incurred in the ordinary course of




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business which are not materially greater than the corresponding liabilities reflected in the December 31, 1999 balance sheet. Schedule 2.10 contains a reasonable estimate by the Selling Shareholders of the maximum amount which may be payable with respect to liabilities which are not fixed. For each such liability for which the amount is not fixed or is contested, the Selling Shareholders have provided a summary description of the liability together with copies of all relevant documentation relating thereto. As of the Closing Date, Cepro's total liabilities, on a consolidated basis, do not exceed SEK 14,000,000. Except as disclosed in the Financial Statements, Cepro is not a guarantor of any indebtedness of any other person, firm or corporation.

     2.11 CEPRO EXECUTIVE SYSTEMS AB. On the Closing Date, Cepro Executive Systems AB ("CES") has sufficient assets to satisfy any and all of its liabilities, including, without limitation, its tax liabilities arising from the dissolving of its timing reserves.

     2.12 INTANGIBLE PROPERTY. Cepro owns or possesses sufficient legal rights to all material patents, trademarks, service marks, trade names, assumed names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the Business and, to the knowledge of the Selling Shareholders, the Business does not conflict with, or infringe upon, the rights of others with respect to any intangible property. Schedule 2.12 sets forth all material patents and pending patent applications, trademarks, service marks, trade names and copyrights, trade secrets or other proprietary rights or processes used or necessary in the conduct of the Business. There are no material outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is Cepro bound by or a party to any material options, licenses, or agreements of any kind with respect to patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other person or entity. Cepro has not received any communications alleging that Cepro has violated or, by conducting the Business, would violate the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity, nor does Cepro believe that there is any basis for any such allegation.

     2.13 TITLE TO PROPERTIES AND ASSETS. Schedule 2.13 sets forth an accurate list of all of Cepro's leased real property and leased and owned tangible property. Cepro has sole and exclusive possession of, and good and indefeasible title to, or a license to use or leasehold rights in, all of the material properties and assets (real and personal, tangible and intangible) used in the Business and such properties and assets, or, if applicable, licenses and leases, are free and clear of all mortgages, liens, claims or encumbrances. Such assets include all of the assets which are used in or necessary for the conduct of the Business.

     2.14 TAXES. Cepro has filed all Swedish income, franchise and other tax returns required to be filed by it through the Closing Date and has paid all taxes reflected as due thereon and all other taxes for which it is liable whether or not reflected on such returns, including, without limitation, value added tax, social contributions, penalties and interest. All such tax returns have been properly prepared in all material respects. There is no pending dispute with any taxing authority that, if determined adversely to Cepro, would result in the assertion by any taxing authority of any material tax deficiency, and Cepro has no knowledge of a proposed liability for any tax to be imposed upon Cepro's properties or assets other than taxes not yet due and payable.

     2.15 MATERIAL CONTRACTS AND COMMITMENTS. Schedule 2.15 sets forth a list of all the material contracts, agreements, leases and instruments to which Cepro is a party or to which




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its properties or assets are bound or subject, including the subject of each contract, the names of the parties to each contract, the date on which the contract was entered into and the expiration date. All of such contracts, agreements, leases and instruments are valid, binding and in full force and effect in all material respects. Cepro is not in violation in any material respect of any provision of any of such contracts. Schedule 2.15 also sets forth and separately identifies a list of all material proposed contracts.

     2.16 COMPLIANCE WITH OTHER INSTRUMENTS. Cepro is not in violation or default of any provision of any Swedish rule or regulation or of its governance documents, which would adversely affect the operations of the Business. The execution, delivery and performance of this Agreement will not conflict with or, with or without notice or the lapse of time, result in (a) any default under or
(b) any material modification of the terms of any noncompetition, confidentiality or other material contract, agreement, obligation or commitment of Cepro applicable to the Business, or the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Business or of Cepro. The execution, delivery and performance of this Agreement will not violate any judgment, decree, order, statute, rule or regulation of any Swedish or local government or agency having jurisdiction over Cepro, the Business or any of Cepro's properties or assets.

     2.17 LITIGATION. There are no actions, suits, claims, proceedings or formal investigations pending or, to the knowledge of the Selling Shareholders, threatened against Cepro or any of its officers, directors or principal shareholders relating to the Business or the Transactions which would materially adversely affect the operations of the Business or the consummation of, or benefits to be received by Concours by virtue of, the Transactions.

     2.18 PERMITS, LICENSES AND LAWS. Schedule 2.18 sets forth a list of all franchises, permits and material licenses held by Cepro. Cepro has all necessary franchises, permits, licenses and other rights and privileges necessary to permit it to own the property and to conduct the Business as currently conducted and as proposed to be conducted which are material to the operations of the Business. Cepro is not in violation of any law, regulation, rule, authorization, judgment, decree or order of any public authority relevant to the ownership of any properties or the carrying on of the Business.

     2.19 CONSENTS. Except as set forth in Schedule 2.19, no consent, approval or authorization of or designation, declaration or filing with any governmental authority or other third party is required in connection with the valid execution and delivery of this Agreement, or the offer, sale, or transfer, as provided herein, of the Cepro Shares or the consummation of the Transactions.

     2.20 EMPLOYEE MATTERS. Schedule 2.20 lists all written and oral employment agreements and agreements of outside consultants to Cepro. The Selling Shareholders are not aware that any one or more of the Cepro Consultants or the outside consultants intends to terminate their employment with Cepro or to refuse any offer of employment with Cepro, nor does Cepro have a present intention to terminate the employment of any of the foregoing. The employment agreement of each outside consultant and Cepro Consultant is replaced as of the Closing Date by an employment agreement in general conformance with the applicable form of employment attached as Exhibit D to this Agreement, as applicable. This will, however, not affect any of the Cepro Consultants' applicable statutory rights under the Swedish Job Security Act (LAS). Cepro has complied in all material respects with all applicable laws related to employment. Schedule 2.20 sets forth the name and salary of each




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full time and part-time employee and the name and compensation arrangement of each outside consultant, if any.

     2.21 BROKERS' FEES. No broker, finder, agent, or similar intermediary has acted on behalf of Cepro or any Selling Shareholder in connection with the Transactions and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of Cepro.

     2.22 AFFILIATE TRANSACTIONS. Except as otherwise disclosed in Schedule 2.15, Schedule 2.22 contains a complete listing of all compensation and other agreements of Cepro with or for the benefit of any Selling Shareholder of Cepro, or any affiliate, child or spouse of any Selling Shareholder.

     2.23 ADVERSE CHANGES. Since December 31, 1999, none of the following have occurred with respect to Cepro which would have a material adverse affect on the Business or Cepro:

         (a) any change in the assets, liabilities, financial condition or operating results of the Business from that reflected in the Financial Statements, except changes in the ordinary course of business or changes that have not been, in the aggregate, materially adverse to Cepro;

         (b) any damage, destruction or loss, whether or not covered by insurance, affecting the business, properties, prospects, financial condition or operating results of Cepro;

         (c) any waiver or compromise of a material debt;

         (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation, except in the ordinary course of business, or that is not material to the business, properties, prospects or financial condition or operating results of Cepro;

         (e) any sale, assignment or transfer outside the ordinary course of business of any patents, trademarks, copyrights, trade secrets or other intangible assets;

         (f) any resignation or termination of employment of any officer or key employee of Cepro;

         (g) any mortgage, pledge, transfer of a security interest in, or lien created with respect to any of the properties or assets of Cepro outside the ordinary course of business except liens for taxes not yet due or payable;

         (h) any loans or guarantees made by Cepro to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

         (i) any declaration, setting aside or payment or other distribution with respect to any capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of Cepro's stock by Cepro;




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         (j) any other event or condition that might be reasonably expected to have a material adverse effect on the assets, Business, properties, financial condition, operating results or business prospects of Cepro taken as a whole;

         (k) any agreement or commitment by Cepro to do any of the things described in this Section 2.23; or

         (l) increase the compensation of any employee of Cepro, except for increases in the ordinary course of business and consistent with past practice.

     2.24 ACCESS TO DATA. The Selling Shareholders have had an opportunity to discuss Concours' business with the management of Concours, to review records pertaining to the governance documents, capital structure and financials of the Concours business and have conducted all inspections and analysis of these records that they deem necessary.

     2.25 CEPRO CONSULTANTS. The Selling Shareholders who have executed this Agreement and the Ancillary Agreements represent at least ninety percent of all of the Cepro Consultants employed by Cepro as of January 1, 2000.

     2.26 INFORMATION SUPPLIED TO CONCOURS. Neither this Agreement nor the schedules and exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or therein or necessary in order to make the statements herein and therein not misleading.

     2.27 BROKERS' FEES. No broker, finder, agent, or similar intermediary has acted on behalf of any Selling Shareholder in connection with the Transactions and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of any Selling Shareholder.

     2.28 SHARES. Each Selling Shareholder holds of record and owns beneficially the Cepro Shares being sold hereunder by such Selling Shareholder, free and clear of any restrictions on transfer (other than any restrictions under Swedish securities laws), taxes, security interests, options, warrants, purchase rights, and any other adverse claims.

     2.29 UNREGISTERED SECURITIES. The Selling Shareholders understand that the securities to be issued pursuant to this Agreement are restricted securities and have not been registered under the 1933 Act and are issued in reliance upon an exemption from the registration requirements thereof. The Selling Shareholders hereby confirm that they have been informed that the Shares are restricted securities under the 1933 Act and may not be resold or transferred in the United States unless the Shares are first registered under United States federal securities laws or unless an exemption from such registration is available. Accordingly, the Selling Shareholders hereby acknowledge that they are prepared to hold the Shares for an indefinite period. Each of the Selling Shareholders is aware that an exemption under Rule 144 promulgated by the Securities and Exchange Commission is not presently available to exempt the sale of the Shares from the registration requirement of the securities laws and may not be available in the future.

     2.30 LEGENDS. The Selling Shareholders acknowledge that the certificates representing the Concours Shares shall bear restrictive legends including, but not limited to legends substantially as follows:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING TRUST AGREEMENT AND TO CERTAIN RESTRICTIONS ON TRANSFER UNDER THE TERMS OF A BUY-SELL AGREEMENT ENTERED INTO BY AND AMONG THIS CORPORATION AND CERTAIN OF ITS SHAREHOLDERS EFFECTIVE AS OF FEBRUARY 29, 2000, A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. A COPY OF EACH SUCH AGREEMENT WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER HEREOF A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR SUCH RIGHTS TO THE EXTENT THEY HAVE BEEN FIXED. ANY SUCH REQUEST SHOULD BE MADE TO THE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     2.31 DISPOSITION OF SHARES. (a) Prior to registration of the sale of the Concours Shares in accordance with the 1933 Act, no Selling Shareholder will dispose of any Concours Shares except in compliance with the 1933 Act and the Buy-Sell Agreement that each Selling Shareholder is entering into (the "Buy-Sell Agreement"), substantially in the form attached as Exhibit B, contemporaneously with the execution and delivery of this Agreement.

         (b) Concours shall not be required (i) to transfer on its books any Concours Shares that have been sold or transferred in violation of the provisions of this Section 2.32, the Buy-Sell Agreement, or the 1933 Act, or
(ii) to treat as the owner of the Concours Shares, or otherwise accord voting or dividend rights to any transferee to whom the Concours Shares have been transferred in contravention of the Buy-Sell Agreement.

     2.32 JOINDER OF TRANSFEREES OF THE SHARES. If a Selling Shareholder obtains additional Concours Common Stock (as hereafter defined) in the future or transfers all or any portion of his or her Concours Common Stock, unless waived by Concours, in its sole discretion: (i) the transferees to whom the Concours Common Stock is to be transferred shall be required, as a condition of the transfer of such Concours Common Stock, to execute this Agreement, the Buy-Sell Agreement and the Voting Agreement substantially in the forms attached as Exhibit B and E, respectively, or an Adoption Agreement with respect to each such agreement, or any other instrument containing a ratification of and consent to be bound by the terms of such agreements; (ii) the term "SELLING SHAREHOLDER" as used herein shall be deemed to include such transferee for all purposes; and
(iii) such transferee by such joinder or ratification and consent agrees to be bound by all the terms and conditions hereof as if such transferee were a Selling Shareholder.

     2.33 REPRESENTATIONS AND WARRANTIES OF CONCOURS. Each Selling Shareholder acknowledges his her or its understanding that the only representations and warranties of Concours to the Selling Shareholders are those specifically set forth in this Agreement.

     2.34 NET WORTH OF CEPRO. The Net Worth of Cepro as of the Closing Date is in excess of SEK 3.2 million. The term "NET WORTH" means net worth calculated in accordance with Swedish GAAP, except that liabilities will also be recorded as of the Closing Date for all costs and expenses incurred in connection with pursuing or consummating the Transactions, regardless of whether such costs and expenses were incurred before or after the Closing Date, regardless of whether any of Cepro's liabilities were contingent or inchoate on the Closing Date, and regardless of whether they were known or unknown at such time. A balance sheet prepared in this manner is referred to herein as a "NET WORTH BALANCE SHEET." A Net Worth of SEK 3.2 million is sufficient to operate the Business in the same manner that the Business was operated by Cepro and Cepro KB in the six months prior to the Closing Date.

     2.35 PERFORMANCE. Cepro has performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

                                   ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF CONCOURS

Concours represents and warrants to the Selling Shareholders that the following statements are correct and complete as of the Closing Date.

     3.1 AUTHORIZATION; POWER. The execution, delivery and performance of this Agreement and the Ancillary Agreements have been duly authorized by all necessary action of Concours. Concours has the full power and authority to enter into this Agreement and the Ancillary Agreements. This Agreement and the Ancillary Agreements have been duly executed and delivered, constitute the valid and binding obligation of Concours, and are enforceable in accordance with their terms, except as the enforceability of the same may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3.2 ORGANIZATION AND GOOD STANDING. Concours is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all requisite power and authority to carry on the business in which it is now engaged and is duly qualified and in good standing in each jurisdiction in which the location or nature of its property or the character of its business makes such qualification necessary except where the failure to be so qualified or in good standing would not have a material adverse effect on Concours. Concours management has furnished to Cepro true and accurate copies of the Certificate of Incorporation and Bylaws of Concours as presently in effect.

     3.3 CONCOURS' CAPITALIZATION.

         (a) The authorized capital stock of Concours as of the Closing Date consists of 50 million shares of common stock, par value $0.01 per share (the "CONCOURS COMMON STOCK") and five million shares of preferred, par value of $0.01 per share (the "PREFERRED STOCK"). Concours has no other class or series of capital stock authorized. Any Selling Shareholder may, upon written request to the Secretary of Concours, obtain a copy of the Certificate of Designations setting forth the rights, preferences, powers and restrictions of the Preferred Stock.

         (b) All of the currently issued and outstanding shares of Concours Common Stock and Preferred Stock have been duly and validly authorized and issued, are fully paid and non-assessable and were issued in compliance with all applicable state and United States federal securities laws.

         (c) The issuance of the Concours Shares is not prohibited by any instrument, agreement or otherwise.

         (d) Except as set forth in Schedule 3.3, there are no outstanding subscriptions, warrants, options, calls, commitments or other rights to purchase or acquire any capital stock of Concours, or securities convertible into or exchangeable for any capital stock of Concours or any preemptive rights or rights of first refusal with respect to the issuance or sale of Concours' capital stock.

     3.4 REGISTRATION RIGHTS. As of the date of this Agreement, no employee shareholders of Concours have registration rights with respect to any capital stock issued by Concours.

     3.5 UNREGISTERED SECURITIES. Concours understands that the Cepro Shares to be sold to Concours pursuant to this Agreement have not been registered under the 1933 Act and are being transferred in reliance upon an exemption from the registration requirements thereof.

     3.6 ACCREDITED INVESTOR STATUS. Concours is knowledgeable and experienced in making investments and is able to bear the economic risk of loss of its entire investment in Cepro. Concours is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1934, as amended

     3.7 BROKERAGE. No broker, finder, agent or similar intermediary has acted on Concours' behalf in connection with the transactions contemplated by this Agreement and there are no brokerage commissions, finder's fees or similar compensation in connection therewith based on any arrangement or agreement made by or on behalf of Concours.

     3.8 CONSENTS. Except as set forth in Schedule 3.8, no consent, approval or authorization of or designation, declaration or filing with any governmental authority or other third party is required in connection with the valid execution and delivery of this Agreement, or the offer, sale, or transfer, as provided herein, of the Concours Shares for the consummation of the Transactions.

     3.9 FINANCIAL STATEMENTS. Schedule 3.9 attaches the audited consolidated financial statements of Concours and its subsidiaries (including consolidated balance sheet, income statement and statement of cash flows) together with the reports thereon of Cepro's independent certified public accountants for the years 1997 and 1998 (the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted U.S. accounting principles applied on a consistent basis throughout the periods indicated. Also attached is the unaudited consolidated financial statement of Concours for 1999 (the "1999 STATEMENT"). The 1999 statement fairly presents the financial condition and operating results of Concours and the Concours subsidiaries as of the dates, and for the periods, indicated therein.

     3.10 ADVERSE CHANGES. Since December 31, 1999, none of the following have occurred with respect to Concours which would have a material adverse affect on Concours or its business:

         (a) any change in Concours' assets, liabilities, financial condition or operating results from that reflected in the 1999 Financial Statement, except changes in the ordinary course of business or changes that have not been, in the aggregate, materially adverse to Concours;

         (b) any damage, destruction or loss, not covered by insurance, materially affecting the business, properties, prospects, financial condition or operating results of Concours;

         (c) any waiver or compromise of a material debt;

         (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation, except in the ordinary course of business, or that is not material to the business, properties, prospects or financial condition or operating results of Concours;

         (e) any sale, assignment or transfer outside the ordinary course of business of any patents, trademarks, copyrights, trade secrets or other intangible assets;

         (f) any resignation or termination of employment of any officer or key employee of Concours;

         (g) any mortgage, pledge, transfer of a security interest in, or lien created with respect to any of the properties or assets of Concours outside the ordinary course of business except liens for taxes not yet due or payable;

         (h) any loans or guarantees made by Concours to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

         (i) any declaration, setting aside or payment or other distribution with respect to any capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of Concours' stock by Concours;

         (j) any other event or condition that might be reasonably expected to have a material adverse effect on the assets, business, properties, financial condition, operating results or business prospects of Concours taken as a whole;

         (k) any agreement or commitment by Concours to do any of the things described in this Section 3.10; or increase the compensation of any employee of Concours, except for increases in the ordinary course of business and consistent with past practice.

     3.11 INFORMATION SUPPLIED TO CEPRO. Neither this Agreement nor the schedules and exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or therein or necessary in order to make the statements herein and therein not misleading.

     3.12 REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Concours acknowledges its understanding that the only representations and warranties of the Selling Shareholders to Concours are those specifically set forth in this Agreement.

                                   ARTICLE 4
                AFFIRMATIVE COVENANTS OF THE SELLING SHAREHOLDERS

        The Selling Shareholders, further covenant and agree as follows:

     4.1 PREPARATION OF NET WORTH BALANCE SHEETS. To determine whether the Net Worth test set forth in Section 2.35 was satisfied as of the Closing Date, Cepro shall provide to Concours a Net Worth Balance Sheet, reflecting Net Worth as of the Closing Date, prepared in the manner described in Section 2.35, every six months. The last Net Worth Balance Sheet shall reflect liabilities (even if inchoate or contingent on the Closing Date) attributable to Cepro as of the Closing Date through February 28, 2003, and shall be delivered to Concours no later than April 15, 2003.

     4.2 TERMINATION OF PRIOR AGREEMENTS AND RIGHTS. Each of the Selling Shareholders agrees, on behalf of each such Selling Shareholder and, if applicable, each such Selling Shareholder's company, partnership or other entity (a "CONSULTANT COMPANY") that has done business or had agreements, arrangements or understandings, whether oral or written, with Cepro or any of the Cepro Subsidiaries, that by execution of this Agreement and the Ancillary Agreements such Selling Shareholder is evidencing his or her agreement and intent to terminate all such agreements, arrangements or understandings that such Selling Shareholder or such Selling Shareholder's Consultant Company had immediately prior to the Closing Date. Each Selling Shareholder further agrees that by executing this Agreement and the Ancillary Agreements such Selling Shareholder intends and does hereby waive such Selling Shareholder's, and if applicable, such Selling Shareholder's Consultant Company's right of first refusal under Cepro's Articles of Association and any other rights such selling Shareholder or Selling Shareholder's Consultant Company may have under any agreement or constituent document of any of Cepro and the Cepro Subsidiaries.

     4.3 FULFILLMENT OF OTHER OBLIGATIONS. The Selling Shareholders will observe and comply fully, in all material respects, with all of the other terms, conditions and covenants of this Agreement and the Ancillary Agreements.


                                   ARTICLE 5
                        AFFIRMATIVE COVENANTS OF CONCOURS

     5.1 CONCOURS BOARD OF DIRECTORS MEETINGS. Until such time as Concours' first registration statement filed with the United States Securities and Exchange Commission for

Concours Common Stock, or any other security issued by Concours, becomes effective, a representative of Cepro designated by the Selling Shareholders will be invited to attend all Concours Board of Directors meetings, but shall not be permitted to vote on any matter.

     5.2 REGISTRATION RIGHTS. The Selling Shareholders shall have the same rights, if any, and obligations with respect to a registered offering of Concours Common Stock or other securities as all other employee stockholders of Concours.

     5.3 STOCK OPTION PROGRAM. The Selling Shareholders shall be eligible to participate in Concours' 1998 European Equity Compensation Plan or a substantially similar stock option plan. It is Concours' intention to adapt such stock option plans in favor of the Selling Shareholders under Swedish tax laws.

     5.4 SPP DISTRIBUTION. If at any time after the Closing Date, SPP makes a pension premium refund ("Refund") or grants a credit or rebate against future premium payments ("Rebate") by Cepro based on pension premiums paid by Cepro prior to December 31, 1999, then subject to the provisions of Section 7.2, such Refund or Rebate will be distributed to those Selling Shareholders still employed by Cepro on the date the Refund or the Rebate, as the case may be, is distributed. Such distribution shall be net of taxes, social contributions, all other direct expenses of Cepro and reasonable expenses (collectively, "Premium Expenses"). The Refund or Rebate, net of the Premium Expenses and any indemnity obligations shall be distributed among such employees in the amounts determined by management of Cepro, in its sole discretion.

     5.5 DISCHARGE OF LIABILITY. Cepro's Board of Directors shall be discharged from liability for the year 2000 if Cepro's accountant recommends that the Board of Directors should be granted such discharge from liability.

                                   ARTICLE 6
                               CLOSING DELIVERIES

     6.1 CLOSING DELIVERIES OF SELLING SHAREHOLDERS.

         (a) Stock certificates representing 5,750 Cepro Shares, endorsed in blank or to the order of Concours;

         (b) Cepro's governance documents, as amended or restated, certified by the authority under whose jurisdiction such documents fall, evidencing the organizational structure reflected in Schedule 2.4;

         (c) Certificate, dated within ten days prior to the Closing Date, as to the corporate existence of Cepro issued by the appropriate authority;

         (d) Cepro's Bylaws or comparable governance documents, as amended or restated, certified by its secretary or other officer, as of the Closing Date;

         (e) Buy-Sell Agreement, executed by each Selling Shareholder;

         (f) Employment Agreement, executed by each Selling Shareholder;

         (g) Noncompetition, Nonsolicitation and Confidentiality Agreement, executed by each Selling Shareholder;

         (h) Voting Trust Agreement executed by each Selling Shareholder;

         (i) Managing Director Agreement executed by Cepro's managing director comparable to such agreements Concours has with persons in comparable positions with other Concours affiliates;

         (j) Limited Power of Attorney authorizing Jan Roy to sign any and all of the Transaction Documents on behalf of each of the Selling Shareholders; and

         (k) Legal opinion of Cepro's legal counsel in the form set forth as Exhibit G hereto.

     6.2 CLOSING DELIVERIES OF CONCOURS.

         (a) Copies of stock certificates representing a total of 1,221,000 Concours Shares to the Selling Shareholders;

         (b) Concours Certificate of Existence and Good Standing from the Secretary of State of Delaware, dated within ten (10) days prior to the closing;

         (c) Buy-Sell Agreement, executed by Concours;

         (d) Employment Agreement with each of the Selling Shareholders, executed by Concours;

         (e) Noncompetition, Nonsolicitation and Confidentiality Agreement with each of the Selling Shareholders, executed by Concours;

         (f) Voting Trust Agreement, executed by Concours;

         (g) Voting Trust Certificate for each Selling Shareholder;

         (h) Managing Director Agreement executed by Concours comparable to such agreements Concours has with persons in comparable positions with other Concours affiliates; and

         (i) Legal opinion of Concours' legal counsel in the form set forth in Exhibit H hereof.

                                   ARTICLE 7
                                 INDEMNIFICATION

     7.1 SURVIVAL; INDEMNITY. The representations and warranties of the parties set forth in this Agreement shall survive the closing of the Transactions contemplated by this Agreement and shall continue in effect until March 1, 2003. No party shall have any claim or right of recovery for any breach of a representation or warranty or covenant or agreement unless (a) written notice is given in good faith by that party to the other party of the representation, warranty, covenant or agreement pursuant to which the claim is made or right of recovery is sought, setting forth in reasonable detail the specific breach of the representation, warranty, covenant or agreement, the amount of the claim being made, if known, and the basis for that amount and, (b) the breach of such representation, warranty, covenant or agreement has not been cured by the date which is 30 business days from the date of such notice, or if it cannot reasonably be cured during such period, diligent effort toward a cure has been commenced and is continuing and a cure is completed within 120 days from the date of such notice. The indemnities contained in this Article 7 shall survive the Closing of the Transactions as provided herein and shall constitute the sole remedy of the parties for the matters covered hereby. The terms "indemnity" and "indemnification" as used in this Agreement apply, without limitation, to all Damages (as hereinafter defined) that result from a third party claim as well as those that damage the indemnified party even though no third party makes any claim or is involved in any way.

     7.2 INDEMNIFICATION BY THE SELLING SHAREHOLDERS.

         (a) Each of the Selling Shareholders, severally and not jointly, agrees to indemnify Concours, and hold it harmless from, any and all damages, losses, liabilities and expenses, including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses ("DAMAGES") incurred or suffered by Concours arising out of any breach of, or failure to timely perform, any representation or warranty, covenant or agreement of the Selling Shareholders set forth in this Agreement, including any schedule hereto or any certificate delivered in connection with this Agreement or any misrepresentation by any Selling Shareholder under this Agreement ("SELLER'S BREACH") (unless such Seller's Breach has been cured as provided in Section 7.1 above); except that the Damages arising out of any and each Seller's Breach, to qualify for indemnification, shall exceed US $10,000; and except that in case of the Damages being deductible in Cepro's tax return, the compensation by the Selling Shareholders shall be adjusted to reflect the Damages net of tax.

         (b) Concours shall notify the Selling Shareholders of claims from third parties against Concours, which may require the Selling Shareholders to compensate Concours as provided above, no later than thirty (30) days after Concours obtained knowledge of the claim. The Selling Shareholders, acting together, will be entitled, upon their election by written notice given to Concours within thirty (30) days after the date on which notice of a claim is given to the Selling Shareholders, to coordinate with Concours on, and assist with, through counsel for the Selling Shareholders, the defense or prosecution of such claim and any litigation resulting therefrom at their expense and through counsel of their own choosing under the direction of counsel for Concours as lead counsel in any such proceeding. Concours shall make available to said counsel for the Selling Shareholders all records and other materials reasonably required by said counsel for its use in contesting any third party claim and shall to the extent reasonably possible act in the best interest of the parties to this Agreement in the defense of all such claims. If the Selling Shareholders do not elect to coordinate with Concours in the defense or prosecution of any such claim or litigation, Concours will take all reasonable steps and measures to defend or prosecute such claim or litigation.

         (c) In no event shall the Selling Shareholders be held liable for indirect or consequential damages.

         (d) Concours shall not claim compensation from the Selling Shareholders as provided in this Section 7.2 unless the total amount of Damages, shall exceed, in the aggregate, US $40,000, and then only with regard to amounts in excess thereof. Concours will use all reasonable efforts to avail itself of its existing insurance coverage for claims to which it reasonably believes its insurance is applicable. To the extent that Concours receives reimbursement under any of its insurance policies for amounts that have been paid to it by the Selling Shareholders, such payments by the Selling Shareholders shall be refunded in the amount of insurance collected by Concours.

         (e) Notwithstanding the foregoing, no Selling Shareholder shall be liable to Concours under this Article 7 in an amount exceeding the value, as of the Closing Date, of the Concours Shares received by such Selling Shareholder under this Agreement in exchange for such Selling Shareholder's Cepro Shares. As to the Net Worth warranty, no Selling Shareholder shall be liable to Concours under this Article 7 in an amount exceeding the value, at the time of settlement of a claim for breach, of the Escrowed Shares issued to such Selling Shareholder under this Agreement. The Selling Shareholders' obligations under this Article 7 shall be secured by the Escrowed Shares and the SPP Refund or Rebate. If, at the time Cepro receives the SPP Refund or Rebate, there is no claim or other Damages for which Concours reasonably believes it might be entitled to compensation under this Article 7, the SPP Refund or Rebate shall be distributed as provided in Section 5.4 hereof. If, however, Concours reasonably that there are or are likely to be such Damages or claim, the SPP Refund or Rebate, as the case may be, shall be held until there is a resolution regarding the existence and amount of any such Damages or claim and such funds shall be applied to compensate Concours before any of such funds are distributed. This section notwithstanding, the source of funds to cover an obligation under this Article 7 shall not be limited to such Selling Shareholder's Escrowed Shares, other Concours Shares or the SPP Refund or Rebate.

         (f) The Selling Shareholders shall not be liable under this Section 7.2 to the extent that the damage, loss, liability or expense for which indemnity is sought was the result of the gross negligence or willful misconduct of Concours.

     7.3 INDEMNIFICATION BY CONCOURS.

         (a) Concours agrees to indemnify each Selling Shareholder and hold them harmless from, any and all Damages incurred or suffered by the Selling Shareholders arising out of any breach of, or failure to timely perform, any Concours representation, warranty, covenant or agreement of Concours set forth in this Agreement or any certificate delivered in connection herewith or any misrepresentation by Concours under this Agreement ("CONCOURS BREACH") (unless such Concours Breach has been cured as provided in Section 7.1); except that the Damages arising out of any and each Concours Breach to qualify for indemnification shall exceed US $10,000.

         (b) The Selling Shareholders shall notify Concours of claims from third parties against the Selling Shareholders, which may require Concours to compensate the Selling Shareholders as provided above, no later than thirty (30) days after the Selling Shareholders obtained knowledge of the claim. Concours will be entitled, upon its election, by written notice given to the Selling Shareholders within thirty (30) days after the date on which notice of a claim is given to Concours, to assume the defense or prosecution of such claim and any litigation resulting therefrom at its expense and through counsel of its own choosing. The Selling Shareholders shall make available to Concours all records and other materials reasonably required by it for its use in contesting any third party claim and shall cooperate fully with Concours in the defense of all such claims. If Concours does not assume the defense or prosecution of any such claim or litigation, the Selling Shareholders shall take all reasonable steps and efforts to defend or prosecute such claim or litigation.

         (c) In no event shall Concours be held liable for indirect or consequential damages.

         (d) The Selling Shareholders shall not claim compensation from Concours as provided in subsections (a) and (b) of this Section 7.3 unless the total amount of Damages, shall exceed, in the aggregate, US $40,000, and then only with regard to amounts in excess thereof.

         (e) Concours shall not be liable under this Section 7.3 to the extent that the damage, loss, liability or expense for which indemnity is sought was the result of the gross negligence or willful misconduct of the Selling Shareholders.

         (f) Notwithstanding the foregoing, Concours shall not have liability under this Article 7 in an amount exceeding, in the aggregate, the value, as of the Closing Date, of the Concours Shares issued to the Selling Shareholders under this Agreement in exchange for the Cepro Shares.

                                   ARTICLE 8
                                  MISCELLANEOUS

     8.1 INCORPORATION BY REFERENCE. All exhibits and schedules attached to this Agreement and all documents delivered pursuant to or referred to in this Agreement are incorporated by reference and expressly made a part of this Agreement.

     8.2 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     8.3 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement (including the exhibits and schedules), the other agreements contemplated herein and/or executed in connection with the consummation of the Transactions and any agreement into which this Agreement is incorporated by reference contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersede all prior agreements, written or oral, with respect thereto. Changes in or additions to this Agreement may be made only upon written consent of Concours and by those Selling Shareholders holding at least a majority of the Concours Shares. Any party hereto may waive any provision or breach of this Agreement; provided, however that any such waiver shall not be deemed to constitute a continuing waiver of any other breach or provision of this Agreement unless such waiver is expressed in a writing signed by the party to be bound.

     8.4 DISPUTE RESOLUTION. The parties hereby (a) agree to determine, with finality, any and all disputes arising out of or relating to this Agreement in accordance with the United

Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules, by one or more arbitrators appointed in accordance with the said rules; (b) agree the place of arbitration shall be London, England, United Kingdom; (c) agree the language of the arbitration shall be English; and (d) irrevocably consent to arbitration pursuant to the above described terms. This Agreement shall be governed by and construed in accordance with the laws chosen by the arbitrators.

     8.5 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, via overnight delivery, sent by facsimile transmission or sent by United States or Swedish mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission, or one day after the date of delivery to an overnight delivery service, or if mailed, ten days after the date of deposit in the United States or Swedish mail, as follows:

                  If to the Selling Shareholders:

                  At their respective addresses listed on the signature page.

                  If to Concours:

                  Dr. Ron Christman, President
                  The Concours Group, Inc.
                  3 Kingwood Place
                  800 Rockmead Drive, Suite 151
                  Kingwood, TX 77339
                  FAX:  (281) 358-4401

                  with a copy to:

                  Jenkens & Gilchrist
                  A Professional Corporation
                  1100 Louisiana Avenue
                  Houston, Texas  77002
                  Attention: Andrius Kontrimas
                  FAX:  (713) 951-3314

Any party may, by notice given in accordance with this section to the other parties, designate another address or person for receipt of notices hereunder.

     8.6 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The section and paragraph headings herein are for convenience only and shall not affect the construction hereof. References to articles, paragraphs and sections are to articles, paragraphs and sections of this Agreement unless otherwise indicated.

     8.7 SEVERABILITY. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and as so modified to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

     8.8 ATTORNEYS' FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party.

     8.9 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Granitvagen 24, 183 63 Taby
                                            ------------------------------------
                                            Ake Magnusson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Lotsgatan 16, 185 32 Vaxholm
                                            ------------------------------------
                                            Anders Ljung

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Roburvagen 23, 181 33 Lidingo
                                            ------------------------------------
                                            Bo Hedberg

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Kungsgatan 73, 112 27 Stockholm
                                            ------------------------------------
                                            Lasse Harrling

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Fagelkarrsvagen 13, 122 32 Enskede
                                            ------------------------------------
                                            Louise Dahlgren

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Fjalarstigen 3, 182 64 Djursholm
                                            ------------------------------------
                                            Michael Collins

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Orrvagen, 191 55 Sollentuna
                                            ------------------------------------
                                            Rolf Haagg

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Alvkarleovagen 26, 115 43 Stockholm
                                            ------------------------------------
                                            Carl-Johan Petri

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:

                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Valhallavagen 145, 115 31 Stockholm
                                            ------------------------------------
                                            Gro Knutsen

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Sommarvagen 3, 183 62 Taby
                                            ------------------------------------
                                            Hans Nilsson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Liegatan 2, 193 32 Sigtuna
                                            ------------------------------------
                                            Jan Hallgren

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Sysslomansgatan 26, 112 41 Stockholm
                                            ------------------------------------
                                            Jeanette Axen

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Varvsgatan 12, 117 29 Stockholm
                                            ------------------------------------
                                            John Soderstrom

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Stallvagen 26 B, 139 36 Varmdo
                                            ------------------------------------
                                            Jorgen Hansson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Mariedalsvagen 19, 217 54 Malmo
                                            ------------------------------------
                                            Kajs Ponten

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Kakbrinken 3, 111 27 Stockholm
                                            ------------------------------------
                                            Nils-Goran Olve

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Kometvagen 19, 183 48 Taby
                                            ------------------------------------
                                            Fredrik Bjorklund

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Lilla Banvagen 9, 163 43 Spanga
                                            ------------------------------------
                                            Gunilla Gustavsson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Orrvagen 48, 183 51 Taby
                                            ------------------------------------
                                            Lisbeth Roy

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Kalmgatan 45,121 45 Johanneshov
                                            ------------------------------------
                                            Mare Rautiainen

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Plommonvagen 4, 179 45 Jarfalla
                                            ------------------------------------
                                            Victoria Israelsson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Aspnasvagen 1, 181 43 Lidingo
                                            ------------------------------------
                                            Anders Edlund

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Vastra Bangatan 47 A, 195 40 Marsta
                                            ------------------------------------
                                            Anders Eriksson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Riddargatan 51, 114 57 Stockholm
                                            ------------------------------------
                                            Asa Follin

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Drottninggatan 106, 111 60 Stockholm
                                            ------------------------------------
                                            Bengt Lundblad

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Drottninggatan 106, 111 60 Stockholm
                                            ------------------------------------
                                            Bengt Ryden

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Uddvagen 13 A, 181 30 Lidingo
                                            ------------------------------------
                                            Birger Zahn

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Porsvagen 346, 192 48 Solentuna
                                            ------------------------------------
                                            Bo Daven

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Vargvagen 7, 131 42 Nacka
                                            ------------------------------------
                                            Brian Kylen

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Enkopingsvagen 14, 175 63 Jarfalla
                                            ------------------------------------
                                            Eva Lofgren

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Fagelkarrsvagen 13, 122 32 Enskede
                                            ------------------------------------
                                            Goran Dahlgren

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Bergsvagen 43, 141 71 Huddinge
                                            ------------------------------------
                                            Hans Lindroth

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Fagelsangen 3, 182 74 Stocksund
                                            ------------------------------------
                                            Holger Wastlund

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Riddargatan 51, 114 57 Stockholm
                                            ------------------------------------
                                            Ilona von Stryk Aulin

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Ostergardsvagen 1, 194 53 Upplands-Vasby
                                            ------------------------------------
                                            Jan Bergstrand

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Orrvagen 48, 183 51 Taby
                                            ------------------------------------
                                            Jan Roy

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Beckombergavagen 111, 168 56 Bromma
                                            ------------------------------------
                                            Kristina Elliot

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Norrstigen 45, 181 31 Lidingo
                                            ------------------------------------
                                            Lennart Arvedsson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Nasbydalsvagen 16, 183 37 Taby
                                            ------------------------------------
                                            Mats Wester

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Kartvagen 28, 136 65 Haninge
                                            ------------------------------------
                                            Michael Lundin

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Lansmansvagen 209, 191 70 Sollentuna
                                            ------------------------------------
                                            Mikael Falck

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Garnsviksvagen 8, 184 42 Akersberga
                                            ------------------------------------
                                            Mikael Sundling

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Drottningholmsvagen 70, 112 42 Stockholm
                                            ------------------------------------
                                            Per-Eric Magnusson

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Barrstigen 38, 181 62 Lidingo
                                            ------------------------------------
                                            Peter Gavatin

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Frodegatan 13A, 753 25 Uppsala
                                            ------------------------------------
                                            Roger Wallen

         IN WITNESS WHEREOF, This Exchange Agreement has been executed by the parties hereto as of the date first set forth above.

                                            THE CONCOURS GROUP, INC.:




                                            By:
                                               ---------------------------------
                                                  Dr. Ron Christman, President




                                            SELLING SHAREHOLDER:
Address:

Odengatan 45, 113 51 Stockholm
                                            ------------------------------------
                                            Rune Brandinger

                         LIST OF SCHEDULES AND EXHIBITS


DISCLOSURE SCHEDULE:
--------------------
Schedule 2.4                        Cepro Subsidiaries
Schedule 2.9                        Cepro Financial Statements
Schedule 2.10                       Liabilities
Schedule 2.12                       Intangible Property
Schedule 2.13                       Title to Properties and Assets
Schedule 2.15                       Material Contracts and Commitments
Schedule 2.18                       Permits, Licenses and Laws
Schedule 2.19                       Cepro Consents
Schedule 2.20                       Employee Matters
Schedule 2.22                       Affiliate Transactions
Schedule 3.3                        Capitalization
Schedule 3.8                        Concours Consents
Schedule 3.9                        Concours Financial Statements



EXHIBITS:
---------
Exhibit A                           Selling Shareholders
Exhibit B                           Buy-Sell Agreement
Exhibit C                           Noncompetition, Nonsolicitation and Nondisclosure Agreement
Exhibit D                           Employment Agreements
Exhibit E                           Voting Trust Agreement
Exhibit F                           Power of Attorney
Exhibit G                           Legal Opinion of Delphi
Exhibit H                           Legal Opinion of Jenkens & Gilchrist

                                    EXHIBIT A

                              SELLING SHAREHOLDERS



NAME AND ADDRESS                                                CEPRO SHARES
----------------                                                -------------
Arvedson Lennart                                                    169
Axen Jeanette                                                        53
Collins Michael                                                     249
Dahlgren Goran                                                      169
Daven Bo                                                            169
Edlund Anders                                                        53
Elliot Kristina                                                     122
Eriksson Anders                                                     169
Falck Mikael                                                        169
Follin Asa                                                          169
Gavatin Peter                                                       169
Hallgren Jan                                                        169
Hansson Jorgen                                                      169
Harrling Lasse                                                      169
Hedberg Bo                                                          249
Haagg Rolf                                                          169
Knutsen Gro                                                          53
Kylen Brian                                                         169
Ljung Anders                                                        169
Lundin Michael                                                      100
Lundblad Bengt                                                       53
Lofgren Eva                                                          53
Magnusson Per-Eric                                                  169
Magnusson Ake                                                       279
Nilsson Hans                                                        169
Olve Nils-Goram                                                     169
Ponten Kajsa                                                         53
Roy Jan                                                             279
von Stryk Aulin Ilona                                               169
Sundling Mikael                                                      53
Lindroth Hans                                                        70
Soderstrom John                                                      50
Wallen Roger                                                         53
Bergstrand Jan                                                      100
Rautiainen Mare                                                      32
Wester Mats                                                          32
Brandinger Rune                                                      75
Ryden Bengt                                                          90
Petri Carl-Johan                                                     53
Bjorklund Fredrik                                                    40
Dahlgren Louise                                                      95
Wastlund Holger                                                     169
Roy Lisbeth                                                          95
Gustavsson gunilla                                                   95
Birger Zahn                                                         169
Israelsson Victoria                                                  10

                                    EXHIBIT B

                               BUY-SELL AGREEMENT

                                    EXHIBIT C

           NONCOMPETITION, NONSOLICITATION AND NONDISCLOSURE AGREEMENT

                                    EXHIBIT D

                              EMPLOYMENT AGREEMENT

                                    EXHIBIT E

                             VOTING TRUST AGREEMENT

                                    EXHIBIT F

                                POWER OF ATTORNEY

                                    EXHIBIT G

                             LEGAL OPINION OF DELPHI

1 Cepro and each of its subsidiaries (the "Cepro Subsidiaries") is a private company or partnership, duly registered and validly existing under the laws of Sweden, each has all requisite power and authority to carry on the business in which it is now engaged (the "Business"), and is duly qualified in each jurisdiction in which the location or nature of its property or the character of the Business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on Cepro.

2 To the knowledge of Delphi, Cepro has no outstanding options, warrants, conversion rights or other legal obligations of any kind to issue or sell any Cepro Capital Stock or equity interests in any of the Cepro Subsidiaries. As of the Closing Date, there are no outstanding subscriptions, warrants, options, legal obligations or other rights to purchase or acquire any securities convertible into or exchangeable for any Cepro Capital Stock or any preemptive rights or rights of first refusal with respect to the issuance or sale of Cepro Capital Stock.

3 To the knowledge of Delphi, each Selling Shareholder has the corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements and to perform his or her legal obligations under each of such agreements. The Agreement and the Ancillary Agreements constitute the valid and binding obligation of each Selling Shareholder, enforceable against each Selling Shareholder in accordance with their respective terms.

4 To the knowledge of Delphi, Cepro is not in violation of any authority or permit required to carry on the Business.

5 To the knowledge of Delphi, except as disclosed in the Agreement, no consent, approval or authorization or order of any governmental authority or other third party is required in connection with the valid execution and delivery and consummation of the Agreement, or the offer, sale, or transfer, as provided in the Agreement, of the Cepro Shares or the consummation of the Transactions.

6 Neither the execution and the delivery of this Agreement or the Ancillary Agreements, nor the consummation of the Transactions, will violate any terms or provisions of Cepro's Articles of Association or bylaws or result in any breach of or default under any material lease, instrument license, permit or any other agreement listed in a schedule to the Agreement, except to the extent specifically set forth in such schedules.

7 To the knowledge of Delphi, Cepro is not in violation of any order issued by any court or agency and there are no claims, actions, suits or proceedings pending, or threatened against or affecting Cepro, before any court or governmental agency or body.

                                    EXHIBIT H

                      LEGAL OPINION OF JENKENS & GILCHRIST


Concours is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has all requisite power and authority to carry on the business in which it is now engaged (the "Business").

To the knowledge of Jenkens & Gilchrist, Schedule 3.3 of the Agreement sets forth, as of the Closing Date, all of the outstanding options, warrants, conversion rights or other legal obligations to issue or sell any of the equity interests in Concours.

To the knowledge of Jenkens & Gilchrist, Concours has full power and authority to execute and deliver the Exchange Agreement and each of the Ancillary Agreements and to perform its legal obligations under each of such agreements. The Agreement and the Ancillary Agreements constitute the legal, valid, and binding obligation of Concours, enforceable against it in accordance with their respective terms.